Exhibit 99.1
Xylem Inc.
301 Water Street SE, Suite, 200
Washington, DC 20003
Tel +1.202.869.9150

Contacts: Media Investors
Houston Spencer +1 (914) 323-5723 Andrea van der Berg +1 (914) 260-8612
houston.spencer@xylem.com andrea.vanderberg@xylem.com

Xylem Announces Reportable Segment Change to Scale Global Services Offering

•Water Solutions and Services (WSS) segment unifies legacy Evoqua Integrated Solutions and Services (ISS) segment with Xylem dewatering and assessment services businesses
•Realigned structure will accelerate integration and synergies from Evoqua acquisition

WASHINGTON, DC, (December 13, 2023) – Global water technology leader Xylem (NYSE: XYL), today announced a planned realignment of its reportable segments to reflect the operating drivers of financial performance with greater transparency. The change is driven by the integration of the Evoqua acquisition completed earlier this year. Effective January 1, 2024, the new segment, Water Solutions and Services (WSS), will unify Evoqua’s legacy Integrated Solutions and Services (ISS) segment with Xylem’s legacy dewatering and assessment services businesses.

In May 2023, Xylem acquired Evoqua to create the world’s most advanced platform of capabilities to address customers’ and communities’ mission-critical water needs. In the process of integrating the two companies, opportunities emerged to accelerate synergy capture by bringing multiple services offerings together in a single segment. With this realignment, WSS will comprise ISS, Xylem’s dewatering business, previously part of the Water Infrastructure segment, and the assessment services business, previously part of the Measurement and Control Solutions segment. WSS will deliver a greater breadth of services at scale and enable the Company’s service force to address a variety of customer challenges with a unified customer experience.

“Our combination with Evoqua positions Xylem to address even more of the complex challenges our customers face,” said Matthew Pine, Xylem's Chief Operating Officer and incoming CEO. “We have already seen strong synergies by combining our go-to-market strategies across businesses. This new segment is a natural next step to accelerate integration, scale our service capabilities and drive shareholder value as we bring the full power of this platform to bear for our customers.”

For fiscal 2024, the approximate proportion of total revenue per business segment is expected to be Water Solutions and Services (30%), Measurement and Control Solutions (20%), Water Infrastructure (30%), and Applied Water (20%).

Xylem will discuss the new segment during its fourth quarter and full-year earnings conference call on February 6. For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, Xylem will provide certain recast financial information for affected reportable segments following the filing of its 2023 Annual Report on Form 10-K.

ENDS

About Xylem

Xylem (XYL) is a leading global water technology company committed to solving the world’s critical water, wastewater, and water-related challenges through technology, innovation, and expertise. Our more than 22,000 diverse employees delivered combined pro forma revenue of $7.3 billion in 2022. We are creating a more sustainable world by enabling our customers to optimize water and resource management and helping communities in more than 150 countries become water-secure. Join us in the effort at www.xylem.com and Let’s Solve Water.

###

Forward-Looking Statements

This press release contains “forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” "contemplate," "predict," “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” "potential," "may" and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. By their nature, forward-looking statements address uncertain matters and include any statements that: are not historical, such as statements about our strategy, financial plans, outlook, objectives, plans, intentions or goals (including those related to our social, environmental and other sustainability goals); or address possible or future results of operations or financial performance, including statements relating to orders, revenues, operating margins and earnings per share growth.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include, among others, factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in subsequent filings we make with the Securities and Exchange Commission.

2